UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2019

Date of Report (Date of earliest event reported):

Freestone Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28753	90-0514308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 W. Ave D Ennis, TX	75119
(Address of principal executive offices)	(Zip code)

972- 875-8427
(Registrant’ s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  _X__

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ____

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

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Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 18, 2019, Freestone Resources, Inc., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the Company’s receipt on January 14, 2019, of written notice that: (i) the unpaid principal and accrued interest on the Company’s Promissory Note (the “Note”) in the original principal amount of $1,382,064 payable to Infinity Web Systems, Inc. 401K Profit Sharing Plan (the “Creditor”) had been accelerated due to an uncured default in payment on the Note; and (ii) the Creditor intended to proceed with foreclosure of the collateral securing the Note.

On February 19, 2019, the Company disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2018, that on February 4, 2019, the parties had amended the Note to provide for: (i) a payment of $116,308 to bring the Note current; (ii) monthly payments of $12,000 interest only from February, 2019, through July, 2019; (iii) the resumption of monthly payments of $45,905 beginning in August, 2019; and (iv) extension of the final maturity date of the Note to June, 2021.

On February 27, 2019, the Company made its scheduled payment of $116,308 to bring the Note current.

Item 7.01 Regulation FD Disclosure.

See Item 9.01, Exhibit 99, for a copy of the Company’s Press Release dated March 7, 2019, announcing that the Note is no longer in default along with certain other matters.

The information contained in this Item 7.01 and Item 9.01 in Exhibit 99 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(b)     Exhibits.

Exhibit No. Exhibit Description

99 Press Release dated March 7, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freestone Resources, Inc.
Dated: March 7, 2019	/s/ Michael McGhan
Name: Michael McGhan Title: President, CEO and Director

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